
WellCare®
Beyond Healthcare. A Better You.

37th Annual J.P. Morgan Healthcare Conference

JANUARY 7, 2019

Ken Burdick Chief Executive Officer

WellCare
Beyond Healthcare. A Better You.

Cautionary Statements

This presentation contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "will" and similar expressions are forward-looking statements. For example, statements regarding the company's financial outlook contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as integrating care management, advocating for our members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively identify, execute and integrate acquisitions, WellCare's ability to improve health care quality and access, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, and WellCare's ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information regarding these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission, included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2017, and in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

WellCare's financial guidance is as of December 17, 2018 and is not being updated in connection with this presentation.

WellCare®
Beyond Healthcare. A Better You.

Solely Focused On Government-Sponsored Health Plans


$26B
TOTAL GAAP REVENUE(1)

Medicaid(2)
4th
LARGEST

Medicare Advantage
6th
LARGEST

Medicare Part D
4th
LARGEST




5.5M
MEMBERS

- Medicaid(2)
- Medicare Advantage
- Medicare Part D

(1) Projected 2019 midpoint as per 2019 guidance presentation issued on December 17, 2018

(2) Includes states where WellCare receives Medicaid premium revenues associated with dually eligible special needs plans

Note: WellCare membership numbers as of September 30, 2018.

Medicare Advantage Opportunity

2017

~$**700**B

TOTAL SPENDING

~$**240**B

MEDICARE ADVANTAGE (34%)

2022

~$**1**T

TOTAL SPENDING

~$**460**B

MEDICARE ADVANTAGE (46%)

Source: CMS: 2018 Medicare Board of Trustees Report; CMS Monthly Enrollment by State Report; Nephron Research; Internal Company Projections

Managed Medicaid Opportunity

2017

~$**600**B

TOTAL SPENDING

~$**290**B

MANAGED MEDICAID (48%)

2022

~$**800**B

TOTAL SPENDING

~$**480**B

MANAGED MEDICAID (60%)

Source: CMS: 2017 Actuarial Report on the Financial Outlook for Medicaid; HMA Managed Medicaid Enrollment Update 4Q17; Internal company projections

WellCare Differentiators

Care Central/Virtual Health

- Fully-integrated care model
- Complex care management system
- Interdisciplinary care team
- Expanded network

Community Connections

- Industry first, leader
- Field-based component
- Social services integration

33,000 members connected to **106,000** services

850 social service contracts

Note: Community Connections numbers as of 2017


#1

WellCare Florida Case Study

ALL BIDS & COMPLEX POPULATIONS

MMA
- Five-year contract
- 10 of 11 regions

LTSS
- New contract
- 10 of 11 regions

SMI
- Serve members with serious mental illness
- Statewide

CMS
- Five-year contract
- Children's Medical Services
- First year in managed care
- Approximately 60,000 children

$1.9B

of incremental revenue in 2019

Drew Asher Chief Financial Officer

WellCare
Beyond Healthcare. A Better You.

2019 Guidance Highlights

GROWTH DRIVERS

GROWTH[1]

30%
GAAP Total Revenue Growth

30%
Adjusted Net Income Growth[2]

21%
Adjusted EPS Growth[2]

MEDICAID HEALTH PLANS

~39%
Adjusted Premium Growth[2]

Full Year of Meridian

Organic Growth in Florida and Arizona

MEDICARE HEALTH PLANS

~17%
Premium Growth

8%-10%
Membership Growth

Star Score Improvement

Full Year of Meridian

MEDICARE PDP

~24%
Premium Growth

475K+
Net Membership Gain

Below or De Minimus in 31 Regions

ADJUSTED **SG&A[2]**

7.65% to **7.8%**

Significant SG&A leverage

Adjusted EPS of $13.15 to $13.40… ***an increase of ~21% year over year*** [2]

(1) From the midpoint of most recent 2018 GAAP Revenue guidance

(2) Refer to Appendix in the press release issued on December 17, 2018 for a reconciliation of adjusted items to GAAP

2020+ Opportunities

2020

Aetna Part D Acquisition

Incremental Meridian Accretion

Star Score Improvements

Margin Expansion on
New 2019 Medicaid Business

2021

Incremental Meridian Accretion

Margin Expansion on
New 2019 Medicaid Business

PBM Contract Renewal

Significant Medicaid and Medicare Advantage Growth and Penetration Opportunities

Further SG&A Leverage

Continued Quality Improvement

Capital Deployment